Exhibit 10.4

CONFIDENTIAL

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and Rule 406 of the

Securities Act of 1933,

as amended.

CONFIDENTIAL

Execution Copy

To

Carlos M. Arruda

Sr Manager, Research Operations and

Strategic Planning

Centocor, Inc.

200 Great Valley Parkway

Mail Code: R-1-3

Malvern, Pennsylvania 19355

USA

CONFIDENTIAL

November 7, 2006

Re: First amendment to the Amended and Restated Research and License Agreement (“Agreement”) effective as of December 22, 2004, between Centocor, Inc. (“CENTOCOR”) and MorphoSys AG (“MORPHOSYS”), related to Appendix 1.33 and the transfer of new Ig expression vectors to CENTOCOR (“First Amendment”).

Dear Mr. Arruda,

MORPHOSYS owns new lg expression Vectors belonging to its pMORPH®2 family, (each, a “Vector”) and CENTOCOR has manifested its interest in having access to such Vectors under the Agreement. MORPHOSYS agrees to give CENTOCOR access to such Vectors under the Agreement.

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CONFIDENTIAL

MORPHOSYS and CENTOCOR hereby agree to amend Appendix 1.33 (MORPHOSYS HuCAL GOLD Library) of the Agreement in order to add the Vectors to MORPHOSYS Technology1, free of charge to CENTOCOR. Such amendment shall be effective as of the date of this letter as above mentioned, subject to CENTOCOR’s countersignature below. Appendix 1.33 of the Agreement shall be deleted and replaced in its entirety by the Appendix 1.33 attached to this First Amendment.

1 Unless defined herein or clearly indicated otherwise, each capital term appearing in this letter shall have the meaning set forth in the Agreement

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CONFIDENTIAL

If the foregoing terms are agreeable to CENTOCOR, please countersign and date this letter herebelow and return the original to MORPHOSYS. MORPHOSYS shall, after receipt of such countersigned letter, transfer the Vectors to CENTOCOR, as further agreed upon between MORPHOSYS and CENTOCOR.

Best regards,

/s/ Dr. Elisabeth Thomassen-Wolf	/s/ Dr. Harald Watzka

Dr. Elisabeth Thomassen-Wolf	Dr. Harald Watzka

Manager, Alliance Management	Director, Head of Alliance Management

MorphoSys AG	MorphoSys AG

Date:	Date:

By /s/ [Illegible]	date	12/1/06

Title SrVP Discovery Research

Centocor, Inc.

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CONFIDENTIAL

APPENDIX 1.33

MORPHOSYS HuCAL GOLD Library

[…***…]

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